EXHIBIT 4(b)(10)

                    AMENDED AND RESTATED TRADEMARK COLLATERAL
                        ASSIGNMENT AND SECURITY AGREEMENT
                        ---------------------------------

     AGREEMENT  made this 10th day of December,  2001 by and between TII NETWORK
TECHNOLOGIES, INC., formerly known as TII INDUSTRIES, INC., a Delaware corporation ("DEBTOR"), with its chief executive office at 1385 Akron Street, Copiague, New York 11726 and GMAC COMMERCIAL CREDIT LLC, formerly known as BNY FACTORING LLC, as successor by merger to BNY FINANCIAL CORPORATION, ("SECURED PARTY"), having an office at 1290 Avenue of the Americas, New York, New York 10104.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Schedule A annexed hereto and made a part hereof; and

     WHEREAS, Secured Party and Debtor have heretofore entered into financing arrangements pursuant to which Secured Party has made and may continue to make loans and advances and provide other financial accommodations to Debtor as set forth in the Revolving Credit, Term Loan and Security Agreement, dated April 30, 1998, by and among Secured Party and Debtor and TII Corporation (the "CREDIT AGREEMENT"), the Trademark Collateral Assignment and Security Agreement dated April 30, 1998 by and between Debtor and Secured Party (the "Existing Trademark Security Agreement"), together with various other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Credit Agreement and the Existing Trademark Security Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "FINANCING AGREEMENTS"); and

     WHEREAS, pursuant to the terms of this Amended and Restated Trademark Collateral Assignment and Security Agreement, the Secured Party and Debtor have agreed to amend and restate the terms of the Existing Trademark Security Agreement to update and modify certain information contained therein; and

     WHEREAS, as an inducement to the Secured Party to continue to make loans and advances and provide other financial accommodations pursuant to the Financing Agreements, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

     1.   GRANT OF SECURITY INTEREST
          --------------------------

          (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a continuing security interest in and a general lien upon, and hereby conditionally assigns to Secured Party: all of Debtor's now existing or hereafter acquired right, title, and interest in and to: all of Debtor's trademarks, trade names, tradestyles and service marks; all prints and labels on which said trademarks, trade names, tradestyles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; all applications, registrations and recordings relating to the foregoing in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other countries, and all reissues, extensions and renewals thereof including those trademarks, terms, designs and applications described in Schedule A hereto (the "TRADEMARKS"); the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; and (c) any and all proceeds of any of the foregoing, including, without limitation, any claims by Debtor against third parties for infringement of the Trademarks or any licenses with respect thereto (all of the foregoing are collectively referred to herein as the "COLLATERAL").

     2.   OBLIGATIONS SECURED
          -------------------

     The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and indefeasible payment in full of any and all loans, indebtedness, liabilities and obligations of any kind owing by Debtor to Secured Party, however evidenced, whether as principal, guarantor or otherwise, whether arising under the Credit Agreement, the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or acquired from others (including, without limitation, Secured Party's participations or interests in Debtor's obligations to others) and including, without limitation, Secured Party's charges, commissions, interest, expenses, costs and attorneys' fees chargeable to Debtor under this agreement, the Financing Agreements or in connection with any of the foregoing (all hereinafter referred to as "OBLIGATIONS").

     3.   REPRESENTATIONS, WARRANTIES AND COVENANTS
          -----------------------------------------

     Debtor hereby represents, warrants and covenants to Secured Party the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by Secured Party to Debtor under the Financing
Agreements:

          (a) Debtor will pay and perform all of the Obligations according to their terms.

          (b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full, and clear title thereto, and the right and power to grant the security interests granted hereunder. Debtor will, at Debtor's expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid, subsisting and registered trademarks, including, without limitation, the filing of any renewal affidavits and applications. The
Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests, or encumbrances of any nature whatsoever, except the security interests granted hereunder and the licenses permitted under
Section 3(e) below.

          (c) Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating thereto, except as permitted herein, in the Financing Agreements, or otherwise dispose of any of the Collateral without the prior written consent of Secured Party. Nothing in this agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

          (d) Debtor will, at Debtor's expense, perform all acts and execute all documents requested at any time by Secured Party to evidence, perfect, maintain, record, or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this agreement. Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this or any other similar security agreement filed with the Commissioner of Patents and Trademarks or other appropriate federal, state or government office.

          (e) As of the date hereof, Debtor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States other than those described in Schedule A annexed hereto and has not granted any licenses with respect thereto other than as set forth in Schedule B hereto.

          (f) Debtor will, concurrently with the execution and delivery of this agreement, execute and deliver to Secured Party five (5) originals of a Power of Attorney in the form of Exhibit I annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder.

          (g) Secured Party may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record, amend or enforce the Obligations, the Collateral, or the security interest granted hereunder including but not limited to all filing or recording fees, court costs, collection charges and reasonable attorneys' fees. Debtor will be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the then applicable rate set forth in the Financing Agreements and shall be part of the Obligations secured hereby.

          (h) Debtor shall not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, any state therein, or any other country, unless Debtor has by thirty (30) days prior written notice informed Secured Party of such action. Upon request of Secured Party, Debtor shall execute and deliver to Secured Party any and all assignments, agreements, instruments, documents and such other papers as may be requested by Secured Party to evidence the security interests of Secured Party in such Trademark.

          (i) Debtor has not abandoned any of the Trademarks and Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, avoided or avoidable. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording may become abandoned, canceled, invalidated, avoided or avoidable.

          (j) Debtor will render any assistance necessary to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States or any state therein or any other country to maintain such application and registration of the Trademarks as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

          (k) Debtor will promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design likely to cause confusion with any Trademark. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in its discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

          (l) Debtor assumes all responsibility and liability arising from the use of the Trademarks and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labelling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof).

          (m) Debtor will promptly pay Secured Party for any and all costs and reasonable expenditures incurred by Secured Party, pursuant to the provisions of this agreement or for the defense, protection, or enforcement of the Obligations, the Collateral, or the security interests granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys' fees and reasonable legal expenses. Such costs and reasonable expenditures shall be payable on demand, together with interest at the then applicable rate set forth in the Financing Agreements and shall be part of the Obligations secured hereby.

     4.   EVENTS OF DEFAULT
          -----------------

     All Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any one or more defaults or events of default hereunder or under any of the Financing Agreements (each an "EVENT OF DEFAULT" hereunder).

     5.   RIGHTS AND REMEDIES
          -------------------

     Upon the occurrence of any such Event of Default and during the continuance thereof, in addition to all other rights and remedies of Secured Party, whether provided under law, the Financing Agreements or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

          (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Trademarks for the sale of goods, completion of work in process or rendering of services in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary of Debtor.

          (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

          (c) Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of five (5) business days notice in the manner set forth in subparagraph 6(b) hereof shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition.

          (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to Subparagraph 5(c) hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Subparagraph 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, legal expenses and reasonable attorneys' fees and legal expenses.

          (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral to the costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Obligations as Secured Party may in its discretion determine. Debtor shall remain liable to Secured Party for any expenses or obligations remaining unpaid after the application of such proceeds, and Debtor will pay Secured Party on demand any such unpaid amount, together with interest at a rate equal to the highest rate then payable on the Obligations.

          (f) Debtor shall supply to Secured Party or its designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and Debtor's customer lists and other records relating to the Trademarks and the distribution thereof.

          (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under law, the Financing Agreements, this agreement, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

     6.   MISCELLANEOUS
          -------------

          (a) Any failure or delay by Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument, shall not affect Secured Party or Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document, or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Debtor, specifying such waiver.

          (b) All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made: if by hand, telex, telegram or facsimile immediately upon sending; if by Federal Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) business days after mailing. All notices, requests and demands are to be given to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein:

          If to Debtor:              TII NETWORK TECHNOLOGIES, INC.
                                     1385 Akron Street
                                     Copiague, New York 11726
                                     Attention:   President
                                     Telephone:   (631) 789-2600
                                     Telecopier:  (631) 789-1661

          If to Secured Party:       GMAC COMMERCIAL CREDIT LLC
                                     1290 Avenue of the Americas
                                     New York, New York 10104
                                     Attention:   Loan Administration Department
                                                  Mr. Frank Imperato,
                                                  Senior Vice President
                                     Telephone:   (212) 884-7026
                                     Telecopier:  (212) 884-7162

          (c) In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this agreement.

          (d) All references to Debtor and Secured Party herein shall include their respective successors and assigns. All references to the term "person" or "Person" herein shall mean any individual, sole proprietorship, limited partnership, general partnership, corporation (including a business trust), unincorporated association, joint stock corporation, trust, joint venture, association, organization or other entity or government or any agency or instrumentality or political subdivision thereof.

          (e) This agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this agreement signed by the party to be charged thereby.

          (f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS RULES). ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE DEBTOR WITH RESPECT TO ANY OF THE OBLIGATIONS, THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SECURED PARTY TO BRING PROCEEDINGS AGAINST THE DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. THE DEBTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND

SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. ANY JUDICIAL PROCEEDINGS BY THE DEBTOR AGAINST THE SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK.

          (g) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          (h) In the event of any conflict of any of the terms or provisions of this Agreement with any of the terms or provisions of the Credit Agreement, the terms or provisions of the Credit Agreement shall control.

          (i) This agreement amends, restates, replaces and supercedes in its entirety, without a breach in continuity, the Existing Trademark Security Agreement, as the Existing Trademark Security Agreement has heretofore been amended, restated, renewed, replaced, substituted, extended or otherwise modified.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this agreement as of the day and year first above written.

                                        TII NETWORK TECHNOLOGIES, INC.,
                                        FORMERLY KNOWN AS TII INDUSTRIES, INC.

                                        By: /s/ Timothy J. Roach
                                            ------------------------------------
                                        Title: President


                                        GMAC COMMERCIAL CREDIT LLC

                                        By: /s/ Frank Imperato
                                            ------------------------------------
                                        Title: Senior Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF SUFFOLK       )


     As of this 10th day of January, 2002, before me personally came Timothy J. Roach, to me known, who being duly sworn, did depose and say, that he is the President of TII NETWORK TECHNOLOGIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                        /s/ Leonard W. Suroff
                                            ------------------------------------
                                                      Notary Public


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF SUFFOLK       )


     As of this 10th day of January, 2002, before me personally came Frank Imperato, to me known, who, being duly sworn, did depose and say, that he is a Senior Vice President of GMAC COMMERCIAL CREDIT LLC, the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto with the consent of the members thereof.


                                        /s/ Ellen M. Allen
                                            ------------------------------------
                                                      Notary Public

                                   SCHEDULE A

                       LIST OF TRADEMARKS AND APPLICATIONS


--------------------------------------------------------------------------------------------------------------------
Trademark                                Registration/                         Registration/
                                         Application Number                    Application Date
--------------------------------------------------------------------------------------------------------------------
TII                                      912,671                               06/08/71
--------------------------------------------------------------------------------------------------------------------
THOR                                     1,111,268                             01/16/79
--------------------------------------------------------------------------------------------------------------------
TII                                      1,112,170                             01/30/71
--------------------------------------------------------------------------------------------------------------------
TFS                                      1,114,427                             03/06/79
--------------------------------------------------------------------------------------------------------------------
TOTEL FAILSAFE                           1,122,720                             07/24/79
--------------------------------------------------------------------------------------------------------------------
AdvanceMan                               1,131,674                             03/11/80
--------------------------------------------------------------------------------------------------------------------
PARTYLINE PAK                            1,131,675                             03/11/80
--------------------------------------------------------------------------------------------------------------------
TII                                      1,155,357                             05/26/81
--------------------------------------------------------------------------------------------------------------------
BIG MAC                                  1,267,817                             02/21/84
--------------------------------------------------------------------------------------------------------------------
TII (Electronics)                        1,304,795                             11/13/84
--------------------------------------------------------------------------------------------------------------------
TII (Fiber Optics)                       1,925,136                             10/10/95
--------------------------------------------------------------------------------------------------------------------
LIGHTRAX                                 2,074,184                             06/24/97
--------------------------------------------------------------------------------------------------------------------
AUTO-JACK                                2,074,236                             06/24/97
--------------------------------------------------------------------------------------------------------------------
PRO-TRACTOR                              75/187,089                            PENDING
--------------------------------------------------------------------------------------------------------------------
TII                                      6672-95                               PENDING
                                         (Venezuela)
--------------------------------------------------------------------------------------------------------------------
TOTEL                                    75/477600                             05/01/98
--------------------------------------------------------------------------------------------------------------------
TOTEL LIGHTING SHIELD                    75/624509                             01/21/99
--------------------------------------------------------------------------------------------------------------------
TII LIGHTNING SHIELD                     75/625670                             01/25/99
(STYLIZED)
--------------------------------------------------------------------------------------------------------------------
ANGLE DRIVER                             75/874053                             12/17/99
--------------------------------------------------------------------------------------------------------------------
TOTEL LIGHTING SURGE
SHIELD                                   76/102653                             08/03/00


                                      -11-

--------------------------------------------------------------------------------------------------------------------
Trademark                                Registration/                         Registration/
                                         Application Number                    Application Date
--------------------------------------------------------------------------------------------------------------------
TII LIGHTING SURGE                       76/102366                             08/03/00
SHIELD
--------------------------------------------------------------------------------------------------------------------
M2                                       76/195632                             01/17/01
--------------------------------------------------------------------------------------------------------------------
TII LIGHTING AND
POWER SURGE SHIELD                       76/271011                             06/13/01
--------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE B

                          PERMITTED LIENS AND LICENSES
                          ----------------------------

                                      None

                                    EXHIBIT I

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF SUFFOLK       )


     KNOW ALL MEN BY THESE PRESENTS, that TII NETWORK TECHNOLOGIES, INC. ("DEBTOR"), having an office at 1385 Akron Street, Copiague, New York 11726, hereby appoints and constitutes, severally, GMAC COMMERCIAL CREDIT LLC ("SECURED PARTY"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor at any time after the occurrence and during the continuance of an Event of Default under the Security Agreement (as hereinafter defined):

     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

     2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

     This Power of Attorney, being a power coupled with an interest, is made pursuant to an Amended and Restated Trademark Collateral Assignment and Security Agreement between Debtor and Secured Party, of even date herewith (the "SECURITY AGREEMENT") and may not be revoked until indefeasible payment in full of all Debtor's "Obligations", as such term is defined in the Security Agreement and is subject to the terms and provisions thereof.

December 10, 2001

                                        TII NETWORK TECHNOLOGIES, INC.

                                        By:
                                            ------------------------------------
                                        Name:  Timothy J. Roach
                                        Title: President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF SUFFOLK       )


     As of this 10th day of January, 2002, before me personally came Timothy J. Roach, to me known, who being duly sworn, did depose and say, that he is the President of TII NETWORK TECHNOLOGIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                            ------------------------------------
                                                      Notary Public